                                 SMITH BARNEY
                                 PREMIUM TOTAL
                                  RETURN FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]                                 [PHOTO]


   ROSS S. MARGOLIES, PORTFOLIO MANAGER  MARK J. McALLISTER, PORTFOLIO MANAGER

     [GRAPHIC]
          Classic Series

  Annual Report . December 31, 2002

  SMITH BARNEY
  PREMIUM TOTAL RETURN FUND


   ROSS S. MARGOLIES

   Ross S. Margolies has more than 21 years of securities business experience.

   Education: BA in Economics from Johns Hopkins University; MBA in Finance from New York University

   MARK J. McALLISTER

   Mark J. McAllister has more than 15 years of investment industry experience.

   Education: BS in Accounting from St. John's University; MBA from New York University

   FUND OBJECTIVE

   The Fund seeks total return (that is, a combination of income and long-term capital appreciation).

   FUND FACTS

   FUND INCEPTION
   --------------------
   September 16, 1985

   MANAGERS' INVESTMENT
   INDUSTRY EXPERIENCE
   --------------------
   21 Years (Ross S. Margolies)
   15 Years (Mark J. McAllister)

                     CLASS A CLASS B CLASS L CLASS O
----------------------------------------------------
NASDAQ                SOPAX   SOPTX   SBPLX   SPTCX
----------------------------------------------------
INCEPTION            11/6/92 9/16/85 6/15/98 6/1/93
----------------------------------------------------






Average Annual Total Returns as of December 31, 2002*


                         Without Sales Charges/(1)/
                     Class A  Class B  Class L  Class O
-------------------------------------------------------
One-Year             (13.25)% (13.69)% (13.90)% (13.67)%
-------------------------------------------------------
Five-Year             (0.08)   (0.60)     N/A    (0.58)
-------------------------------------------------------
Ten-Year               7.85     7.30      N/A      N/A
-------------------------------------------------------
Since Inception+       8.09     9.76    (1.99)    7.27
-------------------------------------------------------

                           With Sales Charges/(2)/
                     Class A  Class B  Class L  Class O
-------------------------------------------------------
One-Year             (17.60)% (17.81)% (15.60)% (15.37)%
-------------------------------------------------------
Five-Year             (1.10)   (0.71)     N/A    (0.77)
-------------------------------------------------------
Ten-Year               7.30     7.30      N/A      N/A
-------------------------------------------------------
Since Inception+       7.55     9.76    (2.20)    7.15
-------------------------------------------------------
/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B, L and O shares are November 6, 1992,
  September 16, 1985, June 15, 1998 and June 1, 1993, respectively.


What's Inside
Your Investment in the Smith Barney
 Premium Total Return Fund.....................................................1
Letter From the Chairman.......................................................2
Letter From the Manager........................................................3
Fund at a Glance...............................................................6
Historical Performance.........................................................7
Value of $10,000 .............................................................10
Schedule of Investments.......................................................11
Statement of Assets and Liabilities...........................................22
Statement of Operations.......................................................23
Statements of Changes in Net Assets...........................................24
Notes to Financial Statements.................................................25
Financial Highlights..........................................................31
Independent Auditors' Report..................................................36
Additional Information........................................................37
Tax Information...............................................................39

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

  Investent Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIUM
                               TOTAL RETURN FUND

[GRAPHIC] Income and Broad Market Participation with Some Downside Protection
          Managers Ross S. Margolies and Mark J. McAllister seek to uncover tomorrow's growth and income opportunities.

[GRAPHIC] Diversification Matters
          Because the best performing asset class can change from year to year, we believe investing across asset classes makes sense. Your investment in the Fund offers you a convenient way to participate in different asset classes. This combination may potentially help reduce overall risk to your portfolio. Keep in mind, diversification does not assure against market loss.

[GRAPHIC] An Asset Allocation Model
          Ross S. Margolies and Mark J. McAllister use an asset allocation model which includes a combination of equity securities, fixed income securities with a participation in index futures, options and cash.* The strategic combination of these three elements looks to provide current income while maintaining the potential to provide most of the stock market's long-term appreciation, yet more downside protection than the market as a whole. Please note that the Fund's asset allocation is subject to change.

[GRAPHIC] A Commitment to Managing Your Serious Money
          Citigroup Asset Management, the investment management division of Citigroup, is comprised of Smith
          Barney Asset Management, Salomon Brothers Asset Management and Citibank Global Asset
          Management, organizations with powerful investment capabilities.

          Citigroup Asset Management, as a member of one of the largest financial services providers in the world, offers you the benefits of our unparalleled global capabilities.

          At Citigroup Asset Management, you gain access to portfolio management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

--------
* Please note that the Fund's asset allocation is subject to change. Futures (forward contracts traded on an established exchange) and options (contracts that represent the right to buy and sell an underlying asset by a specified time for a specified price) are also known as derivative contracts. A derivative is commonly defined as a financial instrument whose value is "derived" from, or based on, an underlying security, asset or index. Derivatives are subject to the same fundamental relationship between risk and potential return as are all investments. The higher the risk of a derivative, the greater its potential return. The lower the risk of the derivative, the lower its potential return. The Premium Total Return Fund may, but not need to, use derivative contracts, such as futures and options on securities, securities indices, options on futures, and swaps in order to hedge against the impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying and selling securities, and to increase the Fund's total return. Please note that even a small investment in derivative contracts can disproportionately increase losses and reduce opportunities for gains when stock prices and interest rates are changing. Moreover, the Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. The use of derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.


1 Smith Barney Premium Total Return Fund  | 2002 Annual Report to Shareholders

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken
R. JAY GERKEN
Chairman, President and Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Income Funds -- Smith Barney Premium Total Return Fund ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's managers through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.


Sincerely,


/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer



 2 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER



Performance Review

For the year ended December 31, 2002, the Fund's Class A shares, without sales charges, returned negative 13.25%. In comparison, the S&P 500 Index/1/ returned negative 22.09% for the same period.

Special Shareholder Notice

Effective May 15, 2002, Mark J. McAllister, a director of Salomon Brothers Asset Management Inc, the sub-adviser, is jointly responsible with Ross S. Margolies, a managing director of the sub-adviser, for the day-to-day management of the Fund's portfolio. Mr. McAllister has 15 years of investment experience. Mr. Margolies has been responsible for the day-to-day management of the Fund's portfolio since 1999.

Portfolio Manager Market Overview

The stock market, as measured by the S&P 500 Index, posted its third consecutive year of negative total returns in 2002, the first time this has happened since the 1939-41 decline.

The stock market was negatively affected by a multitude of factors in 2002. The risks of further terrorist attacks in the U.S. have increased the equity risk premium. Earlier in the year, investors were preoccupied by the corporate accounting and Wall Street research scandals that shook their confidence in the integrity of the capital markets. In addition, the weak capital spending environment, a legacy of the over-investment of the late 1990s, weighed on market sectors like computers and telecommunications equipment. Mixed economic data in the fall led to concerns that the U.S. might have a "double dip" recession.

As 2002 progressed, the market also was increasingly concerned about the rising probability of war with Iraq and the heightened risks of a U.S. confrontation with North Korea, due to that nation's nuclear weapons program. These concerns are likely to persist into at least the first half of 2003.

Portfolio Manager Fund Overview

The Fund outperformed the S&P 500 Index for the year due to asset allocation and securities selection. Portfolio sectors that performed particularly well include healthcare, convertible securities and real estate investment trusts ("REITs"). Among the best-performing stocks were companies such as HCA Inc., Pharmacia Corp., Novartis AG, Staples, Inc. and ProLogis. In fact, seven of the ten best contributors were healthcare companies and two were REITs. Sectors that underperformed relative to the S&P 500 Index during 2002 included technology and telecommunications, although our holdings in these sectors outperformed their respective industry average returns. Among the stocks that most negatively impacted the Fund's returns were Sun Microsystems, Inc., Safeway Inc., Comverse Technology, Inc., AT&T Wireless Services Inc. and UnitedGlobalCom, Inc. The stocks in the technology and telecommunications sectors did have improved performance late in 2002, as investors concluded that valuations had probably reached a trough and business conditions were likely to begin improving in 2003.

As we noted in our June 2002 shareholder letter, the Fund increased its allocation to high-yield bonds in the first half of the year. This hurt performance for much of the year, but credit spreads in the high-yield sector began to tighten significantly in the fourth quarter and our holdings performed well. Despite this credit spread tightening, we believe that high-yield bonds are still attractively priced and we have kept our allocation intact. We believe that we were a little early on this allocation decision, but that it will prove to be correct over time.

--------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

3 Smith Barney Premium Total Return Fund  | 2002 Annual Report to Shareholders

Lastly, towards year-end we added to the Fund's holdings in high quality financial stocks like Wells Fargo & Co. and Freddie Mac, emphasizing companies with solid balance sheets and sound underwriting standards that are well positioned for the current economic environment.

Portfolio Manager Market and Fund Outlook

Looking ahead, we believe that equity market returns are likely to be unexceptional over the next several years. The economy continues its recovery and corporate profits are improving. But it appears we are in a moderate real growth, but low nominal growth, economic environment, with strong competitive forces severely limiting companies' ability to raise prices. Hence, corporate profit growth is more highly dependent than usual on volume and productivity growth, and this will keep earnings growth rates lower than they typically are when coming out of a recession. Furthermore, the stock market does not seem particularly cheap, with the S&P 500 Index trading in a range that equates to a price-to-earnings ("P/E")/2/ multiple of between sixteen and seventeen times the First Call/3/ consensus earnings per share ("EPS") estimate of the companies in the Index. Given moderate earnings growth prospects over the next several years, it is difficult to make a compelling case for this earnings multiple to expand significantly. However, an effective economic stimulus package, including a cut in dividend tax rates, could partially improve this lackluster outlook.

How will we manage the Fund in an equity market environment where compelling values will be harder to find? There are several strategies we can use. One strategy is to be more willing to hold cash, up to a 10% weighting for example, when stocks appear to be getting fully valued. If the market suffers a correction, holding higher cash balances in the Fund will improve relative returns as the market declines and ensure sufficient funds are available to buy stocks as they approach more favorable valuation levels. Also, the Fund's income-producing securities should help provide a base amount of return for the Fund and yield to our shareholders.

Another alternative is to more actively manage the Fund's asset allocation among equity and fixed-income exposure. Since assuming management of the Fund we have kept its equity weighting between 50% and 65% of the portfolio, with the balance primarily in fixed-income investments. We have used futures and options on indices like the S&P 500 Index to increase the effective equity exposure of the portfolio to between approximately 60% and 85% over that period. However, going forward we may seek to widen the bands of actual and effective equity exposure, depending on relative valuation among the equity and various fixed-income securities. This would allow the Fund to more opportunistically seek the best risk-adjusted returns in the market, consistent with its long-term investment objectives.

We believe that the Fund's current portfolio holdings, diversification and exposure to multiple asset classes give it great flexibility in responding to changing economic and market conditions and that this should allow it to generate favorable relative performance for our shareholders.


--------
2 The P/E ratio is a stock's price divided by its earnings per share.
3 First Call, a unit of Thomson Financial, is an independent broker research company.

 4 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Income Funds -- Smith Barney Premium Total Return Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Ross S. Margolies /s/ Mark J. McAllister
Ross S. Margolies     Mark J. McAllister
Investment Officer    Investment Officer

January 15, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 11 through 20 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.


5 Smith Barney Premium Total Return Fund  | 2002 Annual Report to Shareholders

        SMITH BARNEY PREMIUM TOTAL RETURN FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+


 1.  LUCENT TECHNOLOGIES INC.... 3.4%
 2.  SAFEWAY INC................ 2.8
 3.  CIENA CORP................. 2.8
 4.  NTL, INC................... 2.7
 5.  COMVERSE TECHNOLOGY, INC... 2.6
 6.  PARTNERRE LTD.............. 1.9
 7.  COSTCO WHOLESALE CORP...... 1.7
 8.  MGM MIRAGE................. 1.7
 9.  I2 TECHNOLOGIES, INC....... 1.7
10.  AT&T WIRELESS SERVICES INC. 1.6





                           SECTOR DIVERSIFICATION*++

                  [CHART]

Capital Goods                        1.6%
Communications                       6.1%
Consumer Cyclicals                   6.4%
Consumer Non-Cyclicals               7.3%
Energy                               2.3%
Financials                          13.4%
Healthcare                          18.2%
Real Estate Investment Trusts       15.7%
Technology                          28.7%
Utilities                            0.3%


                             INVESTMENT BREAKDOWN*@

                                    [CHART]


Convertible Bonds                       14.0%
Corporate Bonds                         34.5%
Purchased Options                        0.5%
Common Stock                            32.2%
Asset-Backed Securities                  2.4%
Convertible Preferred Stock              5.3%
Preferred Stock                          0.6%
U.S. Government Obligations              2.2%
Debtor-In-Possession                     1.5%
Repurchase Agreements                    6.8%


* All information is as of December 31, 2002. Please note that Fund holdings are subject to change.
+ As a percentage of total investments excluding short-term securities, U.S. government obligations and purchased options. Weightings include all securities of the issuer that are owned by the Fund including common stocks, preferred stocks, convertible preferred stocks, corporate bonds, debtor-in-possession, convertible bonds and asset-backed securities.
++ As a percentage of total equity (including common stock, preferred stock, convertible preferred stock and convertible bonds).
@  As a percentage of total investments.


 6 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                     Net Asset Value
                                    -----------------
                                    Beginning   End    Income   Capital Gain    Return        Total
Year Ended                           of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
---------------------------------------------------------------------------------------------------------
12/31/02                             $14.56   $11.99    $0.66      $ 0.00       $0.00        (13.25)%
-------------------------------------------------------------------------------------------------------
12/31/01                              16.19    14.56     0.78        0.28        0.00         (3.65)
-------------------------------------------------------------------------------------------------------
12/31/00                              18.07    16.19     0.77        2.23        0.00          6.48
-------------------------------------------------------------------------------------------------------
12/31/99                              21.38    18.07     0.49        3.86        0.00          5.37
-------------------------------------------------------------------------------------------------------
12/31/98                              22.19    21.38     0.25        1.89        0.00          6.20
-------------------------------------------------------------------------------------------------------
12/31/97                              19.14    22.19     0.38        1.25        0.00         25.19
-------------------------------------------------------------------------------------------------------
12/31/96++                            17.40    19.14     0.16        0.47        0.00         13.80+
-------------------------------------------------------------------------------------------------------
7/31/96                               16.33    17.40     0.37        0.91        0.00         14.76
-------------------------------------------------------------------------------------------------------
7/31/95                               15.69    16.33     0.43        0.14        0.71         12.92
-------------------------------------------------------------------------------------------------------
7/31/94                               15.65    15.69     0.55        0.52        0.21          8.65
-------------------------------------------------------------------------------------------------------
Inception** -- 7/31/93                15.15    15.65     0.20        0.49        0.33         10.31+
-------------------------------------------------------------------------------------------------------
Total                                                   $5.04      $12.04       $1.25
-------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                     Net Asset Value
                                    -----------------
                                    Beginning   End    Income   Capital Gain    Return        Total
Year Ended                           of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
---------------------------------------------------------------------------------------------------------
12/31/02                             $14.44   $11.90    $0.58      $ 0.00       $0.00        (13.69)%
-------------------------------------------------------------------------------------------------------
12/31/01                              16.05    14.44     0.69        0.28        0.00         (4.14)
-------------------------------------------------------------------------------------------------------
12/31/00                              17.94    16.05     0.67        2.23        0.00          5.87
-------------------------------------------------------------------------------------------------------
12/31/99                              21.26    17.94     0.39        3.86        0.00          4.85
-------------------------------------------------------------------------------------------------------
12/31/98                              22.17    21.26     0.23        1.89        0.00          5.64
-------------------------------------------------------------------------------------------------------
12/31/97                              19.14    22.17     0.29        1.25        0.00         24.55
-------------------------------------------------------------------------------------------------------
12/31/96++                            17.40    19.14     0.12        0.47        0.00         13.57+
-------------------------------------------------------------------------------------------------------
7/31/96                               16.33    17.40     0.29        0.91        0.00         14.21
-------------------------------------------------------------------------------------------------------
7/31/95                               15.69    16.33     0.34        0.14        0.72         12.36
-------------------------------------------------------------------------------------------------------
7/31/94                               15.65    15.69     0.49        0.52        0.20          8.12
-------------------------------------------------------------------------------------------------------
7/31/93                               15.21    15.65     0.19        0.63        0.44         11.68
-------------------------------------------------------------------------------------------------------
Total                                                   $4.28      $12.18       $1.36
-------------------------------------------------------------------------------------------------------


 7 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain    Return        Total
Year Ended               of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
---------------------------------------------------------------------------------------------
12/31/02                 $14.48   $11.94    $0.54       $0.00       $0.00        (13.90)%
--------------------------------------------------------------------------------------------
12/31/01                  16.08    14.48     0.64        0.28        0.00         (4.35)
--------------------------------------------------------------------------------------------
12/31/00                  17.97    16.08     0.62        2.23        0.00          5.58
--------------------------------------------------------------------------------------------
12/31/99                  21.29    17.97     0.34        3.86        0.00          4.60
--------------------------------------------------------------------------------------------
Inception** -- 12/31/98   23.06    21.29     0.00*       1.82        0.00          0.36+
--------------------------------------------------------------------------------------------
Total                                       $2.14       $8.19       $0.00
--------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
12/31/02                $14.45   $11.91    $0.58      $ 0.00       $0.00        (13.67)%
-------------------------------------------------------------------------------------------
12/31/01                 16.07    14.45     0.69        0.28        0.00         (4.16)
-------------------------------------------------------------------------------------------
12/31/00                 17.95    16.07     0.68        2.23        0.00          5.97
-------------------------------------------------------------------------------------------
12/31/99                 21.28    17.95     0.40        3.86        0.00          4.83
-------------------------------------------------------------------------------------------
12/31/98                 22.18    21.28     0.23        1.89        0.00          5.69
-------------------------------------------------------------------------------------------
12/31/97                 19.15    22.18     0.30        1.25        0.00         24.60
-------------------------------------------------------------------------------------------
12/31/96++               17.41    19.15     0.12        0.47        0.00         13.58+
-------------------------------------------------------------------------------------------
7/31/96                  16.33    17.41     0.29        0.91        0.00         14.30
-------------------------------------------------------------------------------------------
7/31/95                  15.69    16.33     0.35        0.14        0.71         12.36
-------------------------------------------------------------------------------------------
7/31/94                  15.65    15.69     0.49        0.52        0.20          8.12
-------------------------------------------------------------------------------------------
Inception** -- 7/31/93   15.45    15.65     0.04        0.09        0.07          2.60+
-------------------------------------------------------------------------------------------
Total                                      $4.17      $11.64       $0.98
-------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return        Total
Year Ended              of Year  of Year Dividends Distributions of Capital  Returns/(1)(2)/
--------------------------------------------------------------------------------------------
12/31/02                $14.71   $12.12    $0.71      $ 0.00       $0.00        (12.90)%
-------------------------------------------------------------------------------------------
12/31/01                 16.36    14.71     0.84        0.28        0.00         (3.33)
-------------------------------------------------------------------------------------------
12/31/00                 18.22    16.36     0.81        2.23        0.00          6.81
-------------------------------------------------------------------------------------------
12/31/99                 21.49    18.22     0.53        3.86        0.00          5.72
-------------------------------------------------------------------------------------------
12/31/98                 22.24    21.49     0.27        1.89        0.00          6.56
-------------------------------------------------------------------------------------------
12/31/97                 19.17    22.24     0.44        1.25        0.00         25.61
-------------------------------------------------------------------------------------------
12/31/96++               17.42    19.17     0.18        0.47        0.00         13.95+
-------------------------------------------------------------------------------------------
Inception** -- 7/31/96   17.57    17.42     0.21        0.46        0.00          2.93+
-------------------------------------------------------------------------------------------
Total                                      $3.99      $10.44       $0.00
-------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


 8 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS/(2)/ (UNAUDITED)


                                             Without Sales Charges/(1)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class O  Class Y
--------------------------------------------------------------------------------
Year Ended 12/31/02                 (13.25)% (13.69)% (13.90)% (13.67)% (12.90)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02            (0.08)   (0.60)     N/A    (0.58)    0.26
-------------------------------------------------------------------------------
Ten Years Ended 12/31/02              7.85     7.30      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception** through 12/31/02          8.09     9.76    (1.99)    7.27     5.98
-------------------------------------------------------------------------------

                                              With Sales Charges/(3)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class O  Class Y
--------------------------------------------------------------------------------
Year Ended 12/31/02                 (17.60)% (17.81)% (15.60)% (15.37)% (12.90)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02            (1.10)   (0.71)     N/A    (0.77)    0.26
-------------------------------------------------------------------------------
Ten Years Ended 12/31/02              7.30     7.30      N/A      N/A      N/A
-------------------------------------------------------------------------------
Inception** through 12/31/02          7.55     9.76    (2.20)    7.15     5.98
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS/(2)/ (UNAUDITED)

                                             Without Sales Charges/(1)/
-----------------------------------------------------------------------
Class A (12/31/92 through 12/31/02)                   112.88%
---------------------------------------------------------------------
Class B (12/31/92 through 12/31/02)                   102.34
---------------------------------------------------------------------
Class L (Inception** through 12/31/02)                 (8.72)
---------------------------------------------------------------------
Class O (Inception** through 12/31/02)                 95.90
---------------------------------------------------------------------
Class Y (Inception** through 12/31/02)                 49.26
---------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. Former Class C shareholders who held shares of the Fund and/or other Smith Barney mutual funds on June 12, 1998, will not incur the initial sales charge on Class L shares purchased before June 22, 2003. In addition, Class O shares are only open for purchase by former Class C shareholders. Former Class C shareholders will not incur the initial sales charge on Class O shares purchased before June 22, 2003.
 *  Amount represents less than $0.01 per share.
 ++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.
 + Total return is not annualized, as it may not be representative of the total return for the year.
** Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993 and February 7, 1996,
    respectively.


 9 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Value of $10,000 Invested in Class B Shares of the
Smith Barney Premium Total Return Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                        December 1992 -- December 2002



                                    [CHART]

        Smith Barney Premium Total
       Return Fund -- Class B Shares    S&P 500 Index
       -----------------------------    -------------
12/92             $10,000                $10,000
12/93              11,119                 11,005
12/94              11,443                 11,150
12/95              13,942                 15,335
12/96              16,743                 17,676
12/97              20,854                 23,572
12/98              22,030                 30,346
12/99              23,099                 36,729
12/00              24,455                 33,386
12/01              23,444                 29,420
12/02              20,234                 22,920




+Hypothetical illustration of $10,000 invested in Class B shares on December
 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


10 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002



 SHARES                      SECURITY                          VALUE
-------------------------------------------------------------------------
COMMON STOCK -- 32.2%
Capital Goods -- 0.4%
  250,000 Navistar International Corp. (a)(b)             $     6,077,500
-------------------------------------------------------------------------
Communications -- 0.5%
   10,000 AT&T Corp. (b)                                          261,100
   50,000 Comcast Corp., Class A Shares (a)(b)                  1,178,500
  550,000 Dobson Communications Corp., Class A Shares (a)       1,215,500
1,975,000 UnitedGlobalCom, Inc., Class A Shares (a)(b)          4,740,000
-------------------------------------------------------------------------
                                                                7,395,100
-------------------------------------------------------------------------
Consumer Cyclicals -- 3.3%
   20,000 Best Buy Co., Inc. (a)(b)                               483,000
   10,000 Circuit City Stores - Circuit City Group (b)             74,200
  750,000 Costco Wholesale Corp. (a)(b)(c)                     21,045,000
  400,000 Federated Department Stores, Inc. (a)(c)             11,504,000
   50,000 Fortune Brands, Inc.                                  2,325,500
  300,000 MGM MIRAGE (a)(b)                                     9,891,000
-------------------------------------------------------------------------
                                                               45,322,700
-------------------------------------------------------------------------
Consumer Non-Cyclicals -- 3.8%
   16,495 Liberty Media Corp., Class A Shares (a)                 147,465
  250,000 The News Corp. Ltd., ADR                              5,662,500
   20,000 PepsiCo, Inc.                                           844,400
  250,000 Philip Morris Cos. Inc. (d)                          10,132,500
1,500,000 Safeway Inc. (a)(c)                                  35,040,000
   36,000 Young Broadcasting Inc., Class A Shares (a)(b)          474,120
-------------------------------------------------------------------------
                                                               52,300,985
-------------------------------------------------------------------------
Energy -- 1.1%
  250,000 Apache Corp. (b)                                     14,247,500
   54,400 Transocean Inc.                                       1,262,080
-------------------------------------------------------------------------
                                                               15,509,580
-------------------------------------------------------------------------
Financials -- 5.3%
   28,000 American Express Co.                                    989,800
  195,000 American International Group, Inc.                   11,280,750
   40,000 Arthur J. Gallagher & Co. (b)                         1,175,200
  145,000 Bank of America Corp.                                10,087,650
   20,000 The Bank of New York Co., Inc.                          479,200
       25 Berkshire Hathaway Inc., Class A Shares (a)(b)        1,818,750
    6,000 Capital One Financial Corp. (b)                         178,320
   20,000 Comerica Inc. (b)                                       864,800
   75,000 Fannie Mae                                            4,824,750
   12,500 Fifth Third Bancorp (b)                                 731,875
   20,000 FleetBoston Financial Corp.                             486,000
  173,000 Freddie Mac                                          10,215,650
    3,000 Golden West Financial Corp. (b)                         215,430
   14,000 The Goldman Sachs Group, Inc.                           953,400
   13,000 The Hartford Financial Services Group, Inc.             590,590
   16,000 IPC Holdings, Ltd. (a)(b)                               504,640
   44,000 J.P. Morgan Chase & Co.                               1,056,000
   76,200 Knight Trading Group, Inc. (a)(b)                       364,998

                      See Notes to Financial Statements.

11 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002



 SHARES                         SECURITY                             VALUE
-------------------------------------------------------------------------------
Financials -- 5.3% (continued)
    6,400 M&T Bank Corp. (b)                                    $       507,840
   26,400 Marsh & McLennan Cos., Inc.                                 1,219,944
   27,000 MBNA Corp.                                                    513,540
   13,500 Mellon Financial Corp.                                        352,485
  155,000 Merrill Lynch & Co., Inc.                                   5,882,250
   45,000 PartnerRe Ltd. (b)                                          2,331,900
    9,000 State Street Corp.                                            351,000
   50,000 U.S. Bancorp                                                1,061,000
   40,000 W.P. Stewart & Co., Ltd. (b)                                  716,800
   30,000 Wachovia Corp.                                              1,093,200
   30,000 Washington Mutual, Inc.                                     1,035,900
  158,000 Wells Fargo & Co.                                           7,405,460
   41,000 XL Capital Ltd., Class A Shares                             3,167,250
-------------------------------------------------------------------------------
                                                                     72,456,372
-------------------------------------------------------------------------------
Healthcare -- 6.2%
   85,000 Amersham PLC                                                  760,650
   48,000 Amersham PLC, ADR (b)                                       2,131,200
  118,000 Amgen Inc. (a)                                              5,704,120
  100,000 Anthem, Inc. (a)                                            6,290,000
  200,000 Applera Corp. - Celera Genomics Group (a)(b)                1,910,000
  128,300 Cephalon, Inc. (a)(b)                                       6,244,104
  200,000 DJ Orthopedics Inc. (a)(b)                                    752,000
  342,000 HCA Inc.                                                   14,193,000
   90,000 Humana Inc. (a)(b)                                            900,000
  228,000 Ligand Pharmaceuticals Inc., Class B Shares (a)             1,224,360
  111,000 Pharmacia Corp.                                             4,639,800
  129,000 QLT Inc. (a)(b)                                             1,101,402
   85,000 Schering-Plough Corp.                                       1,887,000
   69,600 St. Jude Medical, Inc. (a)(b)                               2,764,512
1,000,000 Tenet Healthcare Corp. (a)                                 16,400,000
  122,400 Teva Pharmaceutical Industries Ltd., ADR (b)                4,725,864
  140,000 Transkaryotic Therapies, Inc. (a)(b)                        1,386,000
   77,000 Triad Hospitals, Inc. (a)(b)                                2,296,910
   50,000 WellPoint Health Networks Inc. (a)                          3,558,000
  150,000 Wyeth                                                       5,610,000
-------------------------------------------------------------------------------
                                                                     84,478,922
-------------------------------------------------------------------------------
Real Estate Investment Trusts -- 7.2%
   78,000 Alexandria Real Estate Equities, Inc.                       3,322,800
  265,000 AMB Property Corp.                                          7,250,400
   45,000 Apartment Investment & Management Co., Class A Shares       1,686,600
  103,250 Archstone-Smith Trust                                       2,430,506
  130,000 Avalonbay Communities, Inc.                                 5,088,200
   71,200 Boston Properties, Inc.                                     2,624,432
   40,000 BRE Properties, Inc., Class A Shares                        1,248,000
  181,900 CarrAmerica Realty Corp.                                    4,556,595
  151,500 Cousins Properties, Inc.                                    3,742,050
   69,200 Developers Diversified Realty Corp.                         1,521,708
  126,000 Duke Realty Corp.                                           3,206,700
  310,982 Equity Office Properties Trust                              7,768,330

                      See Notes to Financial Statements.


12 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002



 SHARES                          SECURITY                              VALUE
---------------------------------------------------------------------------------
Real Estate Investment Trusts -- 7.2% (continued)
  100,000 Equity Residential                                      $     2,458,000
   75,000 Federal Realty Investment Trust                               2,109,000
  235,000 Highwoods Properties, Inc.                                    5,193,500
   78,000 iStar Financial Inc.                                          2,187,900
   60,500 Kimco Realty Corp.                                            1,853,720
   30,000 The Macerich Co.                                                922,500
   33,000 Pan Pacific Retail Properties, Inc.                           1,205,490
  540,000 ProLogis                                                     13,581,000
  160,000 PS Business Parks, Inc., Class A Shares                       5,088,000
   85,000 Public Storage, Inc.                                          2,746,350
   49,000 Regency Centers Corp.                                         1,587,600
  141,800 The Rouse Co.                                                 4,495,060
  140,000 Simon Property Group, Inc.                                    4,769,800
  160,000 Vornado Realty Trust                                          5,952,000
---------------------------------------------------------------------------------
                                                                       98,596,241
---------------------------------------------------------------------------------
Technology -- 4.2%
2,000,000 3Com Corp. (a)                                                9,260,000
2,340,600 Comverse Technology, Inc. (a)                                23,452,812
2,750,000 i2 Technologies, Inc. (a)                                     3,162,500
   30,000 J.D. Edwards & Co. (a)(b)                                       338,400
  152,500 Micron Technology, Inc. (a)(b)                                1,485,350
   35,000 Microsoft Corp. (a)                                           1,809,500
   20,000 Network Associates, Inc. (a)(b)                                 321,800
   75,000 Nokia Oyj, ADR (b)                                            1,162,500
   45,000 STMicroelectronics N.V., NY Shares (b)                          877,950
5,000,000 Sun Microsystems, Inc. (a)                                   15,550,000
---------------------------------------------------------------------------------
                                                                       57,420,812
---------------------------------------------------------------------------------
Utilities -- 0.2%
   50,000 Progress Energy, Inc.                                         2,167,500
---------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $509,857,841)                                      441,725,712
---------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 5.3%
Capital Goods -- 0.4%
  125,000 Titan Capital Trust, Variable Rate 5.750% due 2/15/05         5,281,250
---------------------------------------------------------------------------------
Consumer Cyclicals -- 0.0%
  350,000 Kmart Financing I, 7.750% due 6/15/16 (a)(e)                    309,750
---------------------------------------------------------------------------------
Financials -- 1.5%
  400,000 PartnerRe Ltd., 8.000% due 12/31/04                          21,076,000
---------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.0%
  145,000 General Growth Properties, Inc., 7.250% due 7/15/08 (b)       4,827,050
  120,000 Reckson Associates Realty Corp., Series A, 7.625%             2,700,000
  185,000 SL Green Realty Corp., 8.000% due 4/15/08                     6,234,500
---------------------------------------------------------------------------------
                                                                       13,761,550
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.

13 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002



  SHARES                                                   SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------------------
Technology -- 2.4%
                    Lucent Technologies Capital Trust I:
     20,000          7.750% due 3/15/17                                                                    $     8,117,600
     60,000          7.750% due 3/15/17 (f)                                                                     24,352,800
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                32,470,400
--------------------------------------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE PREFERRED STOCK
                    (Cost -- $96,538,639)                                                                       72,898,950
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
Communications -- 0.6%
     91,865         CSC Holdings Inc., Series M, 11.125% due 4/1/08 (Cost -- $9,988,274)                         8,566,411
--------------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                                   SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 2.2%
U.S. Treasury Obligations -- 2.2%
$25,000,000         U.S. Treasury Notes, 3.250% due 8/15/07 (b)                                                 25,626,975
  5,000,000         U.S. Treasury Bonds, 4.000% due 11/15/12 (b)                                                 5,072,270
--------------------------------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (Cost -- $30,117,954)                                                                       30,699,245
--------------------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING+                                        SECURITY                                             VALUE
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.5%
Basic Industries -- 3.8%
  2,500,000 B+      Airgas, Inc., Company Guaranteed, 9.125% due 10/1/11                                         2,712,500
  5,000,000 B       Compass Minerals Group Inc., Company Guaranteed, 10.000% due 8/15/11                         5,500,000
  4,000,000 B-      Huntsman International LLC, Company Guaranteed, 10.125% due 7/1/09                           3,340,000
  7,500,000 BB-     ISP Chemco Inc., Company Guaranteed, Series B, 10.250% due 7/1/11                            7,800,000
    129,000 NR      Key Plastics Holdings, Inc., Company Guaranteed, Series B, 10.250% due 3/15/07 (a)(e)               13
  2,500,000 B       MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (f)                                      2,612,500
  2,500,000 BB+     Norampac Inc., Sr. Notes, 9.500% due 2/1/08                                                  2,637,500
  6,000,000 B-      OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11                                          3,270,000
  7,500,000 B+      P&L Coal Holdings Corp., Company Guaranteed, Series B, 9.625% due 5/15/08                    7,959,375
  7,500,000 CCC+    Riverwood International Corp., Company Guaranteed, 10.625% due 8/1/07                        7,800,000
                    Tembec Industries Inc., Company Guaranteed:
  5,000,000 BB+      8.625% due 6/30/09                                                                          5,062,500
  2,500,000 BB+      8.500% due 2/1/11                                                                           2,531,250
    250,000 BBB     Weyerhaeuser Co., Notes, 5.500% due 3/15/05                                                    261,840
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                51,487,478
--------------------------------------------------------------------------------------------------------------------------
Capital Goods -- 2.3%
 10,000,000 B+      Allied Waste North America, Inc., Company Guaranteed, Series B, 10.000% due 8/1/09 (b)       9,975,000
  5,000,000 BB+     American Standard, Inc., Company Guaranteed, 8.250% due 6/1/09                               5,400,000
  1,000,000 A-      Johnson Controls, Inc., Notes, Floating Rate 1.9975% due 11/13/03                            1,001,605
  7,000,000 B+      Nortek Holdings, Inc., Sr. Notes, Series B, 9.125% due 9/1/07                                7,210,000
  1,250,000 BBB-    Raytheon Co., Notes, 6.500% due 7/15/05                                                      1,349,010
  7,500,000 BB-     Sequa Corp., Sr. Notes, 9.000% due 8/1/09                                                    7,237,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                32,173,115
--------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


14 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


    FACE
   AMOUNT    RATING+                                     SECURITY                                           VALUE
----------------------------------------------------------------------------------------------------------------------
Communications -- 9.2%
$    750,000 A       ALLTEL Corp., Sr. Notes, 7.125% due 3/1/03                                        $       755,464
   5,000,000 B-      American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (b)                                  3,925,000
   3,180,000 BBB     AT&T Broadband Corp., Company Guaranteed, 8.375% due 3/15/13                            3,619,867
                     AT&T Corp.:
   7,500,000 BBB+     Notes, 6.500% due 3/15/13                                                              7,540,125
   6,500,000 BBB+     Sr. Notes, 8.500% due 11/15/31                                                         7,189,123
                     AT&T Wireless Services Inc.:
   5,000,000 BBB      Notes, 8.125% due 5/1/12                                                               5,034,755
                      Sr. Notes:
   5,000,000 BBB        7.500% due 5/1/07                                                                    5,155,655
  10,000,000 BBB        7.875% due 3/1/11                                                                   10,067,940
                     Charter Communications Holdings LLC:
  10,000,000 CCC+     Sr. Discount Notes, (zero coupon until 1/15/06, 13.500% thereafter), due 1/15/11       2,650,000
  20,000,000 CCC+     Sr. Notes, 8.250% due 4/1/07                                                           9,000,000
     500,000 BBB     Cox Communications Inc., Notes, 7.500% due 8/15/04                                        531,454
                     Crown Castle International Corp., Sr. Notes:
   3,400,000 B        9.375% due 8/1/11 (b)                                                                  2,839,000
   2,500,000 B        10.750% due 8/1/11 (b)                                                                 2,200,000
                     CSC Holdings Inc.:
   5,000,000 BB-      Sr. Notes, Series B, 7.625% due 4/1/11                                                 4,718,750
     500,000 B+       Sr. Sub. Debentures, 10.500% due 5/15/16                                                 498,125
                     EchoStar DBS Corp., Sr. Notes:
   2,500,000 B+       9.125% due 1/15/09                                                                     2,643,750
   7,500,000 B+       9.375% due 2/1/09                                                                      7,968,750
   6,750,000 B+      Insight Midwest, Sr. Notes, 10.500% due 11/1/10                                         6,598,125
     500,000 B       LIN Television Corp., Company Guaranteed, 8.000% due 1/15/08                              531,875
   8,250,000 B       Nextel Communications, Inc., Sr. Discount Notes,
                       (zero coupon until 2/15/03, 9.950% thereafter), due 2/15/08                           7,590,000
                     NTL Inc., Sr. Notes, Series B:
   5,000,000 D        10.000% due 2/15/07 (e)                                                                  500,000
  25,000,000 D        Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08 (e)                          2,125,000
  30,000,000 D        Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 (e)                       2,400,000
   7,500,000 B-      Qwest Corp., Debentures, 6.875% due 9/15/33                                             5,812,500
   8,175,000 CCC+    Qwest Services Corp., Notes, 14.000% due 12/15/14 (f)                                   8,788,125
   2,500,000 BBB-    Rogers Cablesystems Ltd., Sr. Notes, Series B, 10.000% due 3/15/05                      2,587,500
   2,750,000 BB-     Rogers Communications Inc., Sr. Notes, 8.875% due 7/15/07                               2,640,000
   4,000,000 BBB-    Sprint Capital Corp., Company Guaranteed, 6.000% due 1/15/07                            3,783,988
  18,800,000 C       Telewest Communications PLC, Sr. Discount Notes,
                       (zero coupon until 2/1/05, 11.375% thereafter), due 2/1/10                            2,444,000
  45,000,000 C       United Pan-Europe Communications N.V., Sr. Discount Notes, Series B,
                       (zero coupon until 8/1/04, 12.500% thereafter), due 8/1/09 (e)                        2,925,000
     500,000 A+      Verizon Global Funding Corp., Notes, 6.750% due 12/1/05 (b)                               552,895
     875,000 A-      Viacom Inc., Sr. Notes, 7.150% due 5/20/05                                                956,592
----------------------------------------------------------------------------------------------------------------------
                                                                                                           126,573,358
----------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 7.0%
   1,750,000 B       Advance Stores Co., Inc., Sr. Sub. Notes, 10.250% due 4/15/08                           1,863,750
   3,750,000 B+      Argosy Gaming Co., Company Guaranteed, 10.750% due 6/1/09                               4,143,750
   2,500,000 B       Coast Hotels and Casinos, Inc., Company Guaranteed, 9.500% due 4/1/09                   2,687,500
   5,000,000 BBB+    Federated Department Stores, Inc., Sr. Notes, 8.500% due 6/1/10 (b)                     6,041,465
   1,500,000 BB-     The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03 (b)                           1,500,904

                      See Notes to Financial Statements.


15 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


    FACE
   AMOUNT    RATING+                                     SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 7.0% (continued)
$  8,250,000 BB+     Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05            $     8,765,625
   2,750,000 BBB-    Hilton Hotels Corp., Notes, 7.625% due 12/1/12                                         2,781,881
  10,000,000 BB-     HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08                          9,925,000
  10,000,000 B+      Horseshoe Gaming Holding Corp., Company Guaranteed, Series B, 8.625% due 5/15/09      10,675,000
                     Levi Strauss & Co.:
   3,250,000 BB-      Notes, 6.800% due 11/1/03 (b)                                                         3,217,500
   5,250,000 BB-      Sr. Notes, 11.625% due 1/15/08                                                        5,158,125
   6,000,000 BB-     Mandalay Resort Group, Sr. Sub. Notes, Series B, 10.250% due 8/1/07 (b)                6,615,000
                     MGM MIRAGE, Company Guaranteed:
   6,000,000 BB+      9.750% due 6/1/07                                                                     6,660,000
   4,000,000 BB+      8.375% due 2/1/11 (b)                                                                 4,330,000
                     Park Place Entertainment Corp., Sr. Sub. Notes:
   5,000,000 BB+      7.875% due 12/15/05                                                                   5,100,000
   4,000,000 BB+      8.875% due 9/15/08                                                                    4,260,320
   1,000,000 BB+      8.125% due 5/15/11 (b)                                                                1,042,500
   5,000,000 B+      Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375% due 5/1/12                   4,875,000
   5,000,000 BB      Saks Inc., Company Guaranteed, 7.375% due 2/15/19                                      3,950,000
   3,000,000 BBB-    Starwood Hotels and Resorts Worldwide, Inc., Notes, 7.875% due 5/1/12 (f)              2,985,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                           96,578,320
---------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.0%
   7,500,000 B+      Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07                                        7,687,500
   6,000,000 B+      Constellation Brands, Inc., Company Guaranteed, Series B, 8.125% due 1/15/12           6,240,000
   4,000,000 B       Mail-Well, Inc., Company Guaranteed, Series B, 8.750% due 12/15/08 (b)                 2,620,000
   4,000,000 B       Pathmark Stores, Inc., Company Guaranteed, 8.750% due 2/1/12                           3,700,000
   2,500,000 B       Playtex Products, Inc., Company Guaranteed, 9.375% due 6/1/11                          2,775,000
   3,500,000 B-      Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09                         3,762,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                           26,785,000
---------------------------------------------------------------------------------------------------------------------
Consumer Services -- 2.5%
   1,000,000 BBB     Hertz Corp., Notes, Floating Rate 1.9275% due 8/13/04                                    931,388
   7,500,000 B       Hollinger International Publishing Inc., Company Guaranteed, 9.250% due 3/15/07        7,865,625
                     Iron Mountain Inc.:
   6,500,000 B        Company Guaranteed, 8.625% due 4/1/13                                                 6,825,000
     500,000 B        Sr. Sub. Notes, 8.250% due 7/1/11                                                       517,500
   8,000,000 B+      Mediacom Communications Corp., Sr. Notes, 9.500% due 1/15/13                           7,240,000
   2,000,000 BBB     Quebecor World Inc., Sr. Sub. Notes, 8.375% due 11/15/08                               2,083,566
                     Sun Media Corp., Sr. Sub. Notes:
   4,500,000 B-       9.500% due 2/15/07                                                                    4,635,000
   1,500,000 B-       9.500% due 5/15/07                                                                    1,545,000
   1,975,000 B       Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11 (b)                                   2,182,375
---------------------------------------------------------------------------------------------------------------------
                                                                                                           33,825,454
---------------------------------------------------------------------------------------------------------------------
Energy -- 1.7%
  10,000,000 BBB     Louis Dreyfus Natural Gas Corp., Sr. Sub. Notes, 9.250% due 6/15/04                   10,735,520
     650,000 BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                                         699,562
   7,000,000 B+      Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12                           7,472,500
   3,500,000 BB-     Western Gas Resources, Inc., Company Guaranteed, 10.000% due 6/15/09                   3,762,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                           22,670,082
---------------------------------------------------------------------------------------------------------------------
Financials -- 1.0%
   1,000,000 A+      American General Finance Corp., Notes, Series G, 5.750% due 3/15/07                    1,079,859
     325,000 A-      Amvescap PLC, Company Guaranteed, 6.600% due 5/15/05                                     350,990

                      See Notes to Financial Statements.

16 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


    FACE
   AMOUNT    RATING+                                 SECURITY                                      VALUE
-------------------------------------------------------------------------------------------------------------
Financials -- 1.0% (continued)
$    300,000 A+      Bank of America Corp., Notes, 7.875% due 5/16/05                         $       338,144
     325,000 A       Countrywide Home Loans, Inc., Notes, 3.500% due 12/19/05                         328,112
   1,000,000 AA-     International Lease Finance Corp., Notes, Series M, 4.750% due 1/18/05         1,025,248
   1,000,000 A       Lehman Brothers Holdings Inc., Notes, 7.750% due 1/15/05                       1,097,621
     325,000 A+      MGIC Investment Corp., Sr. Notes, 7.500% due 10/15/05                            361,458
     500,000 AA+     Monumental Global Funding II, Secured Notes, 6.050% due 1/19/06 (f)              536,779
   1,000,000 A+      Morgan Stanley, Unsub. Notes, 6.100% due 4/15/06                               1,090,177
   5,000,000 BBB-    Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06                       5,587,500
     500,000 A-      Textron Financial Corp., Notes, 7.125% due 12/9/04 (b)                           535,334
   1,800,000 A-      Washington Mutual Finance Corp., Sr. Notes, 8.250% due 6/15/05                 2,028,100
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,359,322
-------------------------------------------------------------------------------------------------------------
Healthcare -- 1.3%
  12,500,000 B-      Athena Neurosciences Finance LLC, Company Guaranteed, 7.250% due 2/21/08       6,875,000
   5,000,000 BBB-    HCA Inc., Notes, 8.750% due 9/1/10                                             5,762,705
   2,500,000 BBB-    Tenet Healthcare Corp., Sr. Notes, 5.375% due 11/15/06                         2,289,830
   2,500,000 CCC+    Vanguard Health Systems, Inc., Company Guaranteed, 9.750% due 8/1/11           2,400,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   17,327,535
-------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.1%
   5,000,000 BB-     FelCor Lodging L.P., Company Guaranteed, 9.500% due 9/15/08                    5,125,000
   5,000,000 CCC+    MeriStar Hospitality Corp., Sr. Sub. Notes, 8.750% due 8/15/07                 3,375,000
   3,000,000 BBB     Simon Property Group L.P., Notes, 6.625% due 6/15/03                           3,055,815
   3,000,000 BBB+    Spieker Properties L.P., Notes, 6.800% due 5/1/04                              3,151,755
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,707,570
-------------------------------------------------------------------------------------------------------------
Technology -- 1.8%
     550,000 A-      Hewlett-Packard Co., Notes, 7.150% due 6/15/05                                   604,853
                     Lucent Technologies Inc.:
  10,000,000 B-       Debentures, 6.450% due 3/15/29                                                4,450,000
                      Notes:
   2,500,000 B-         7.250% due 7/15/06                                                          1,425,000
   7,750,000 B-         5.500% due 11/15/08                                                         3,913,750
                     Unisys Corp., Sr. Notes:
   1,500,000 BB+      8.125% due 6/1/06                                                             1,571,250
   6,000,000 BB+      7.875% due 4/1/08 (b)                                                         6,150,000
   6,400,000 B+      Xerox Capital Europe PLC, Company Guaranteed, 5.875% due 5/15/04               6,144,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   24,258,853
-------------------------------------------------------------------------------------------------------------
Utilities -- 0.8%
   1,000,000 A       Alabama Power Co., Sr. Notes, Series N, 4.875% due 9/1/04                      1,040,191
                     Calpine Corp.:
   1,225,000 B+       Company Guaranteed, 8.500% due 5/1/08                                           539,000
   3,500,000 B+       Sr. Notes, 8.625% due 8/15/10 (b)                                             1,505,000
   3,500,000 BBB+    Carolina Power & Light Co., First Mortgage, 7.875% due 4/15/04                 3,726,184
   5,000,000 B+      CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                               4,755,265
-------------------------------------------------------------------------------------------------------------
                                                                                                   11,565,640
-------------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost -- $513,638,386)                                                       472,311,727
-------------------------------------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION (g) -- 1.5%
  20,000,000 NR      NTL Inc., Term Loan Notes, 11.000% due 1/10/03 (Cost -- $20,000,000)          20,000,000
-------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Premium Total Return Fund |  2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


   FACE
  AMOUNT    RATING+                               SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 14.0%
Communications -- 2.0%
$15,000,000 B       Avaya Inc., zero coupon due 10/31/21                                  $     6,037,500
 15,000,000 B-      EchoStar Communications Corp., 4.875% due 1/1/07                           13,350,000
                    NTL Communications Corp.:
 26,400,000 D        6.750% due 5/15/08 (a)(e)                                                  3,564,000
 30,000,000 D        6.750% due 5/15/08 (a)(e)(f)                                               4,050,000
  3,600,000 D        5.750% due 12/15/09 (a)(e)                                                   630,000
---------------------------------------------------------------------------------------------------------
                                                                                               27,631,500
---------------------------------------------------------------------------------------------------------
Energy -- 0.1%
 11,000,000 NR      Friede Goldman Halter Inc., 4.500% due 9/15/04 (a)(e)                       1,320,000
---------------------------------------------------------------------------------------------------------
Financials -- 0.2%
  7,500,000 C       TeleWest Finance (Jersey) Ltd., 6.000% due 7/7/05 (f)                       2,083,950
---------------------------------------------------------------------------------------------------------
Healthcare -- 3.3%
  5,000,000 NR      Affymetrix, Inc., 5.000% due 10/1/06 (b)                                    4,681,250
  5,000,000 NR      Cephalon, Inc., 2.500% due 12/15/06                                         4,643,750
  5,000,000 CCC+    Elan Finance Corp. Ltd., zero coupon due 12/14/18                           2,350,000
 10,000,000 NR      Inhale Therapeutic Systems, Inc., 3.500% due 10/17/07                       5,525,000
 26,000,000 NR      Medarex, Inc., 4.500% due 7/1/06                                           16,802,500
 15,000,000 NR      Vertex Pharmacueticals Inc., 5.000% due 9/19/07 (c)                        11,306,250
---------------------------------------------------------------------------------------------------------
                                                                                               45,308,750
---------------------------------------------------------------------------------------------------------
Technology -- 8.4%
  2,500,000 B       BEA Systems, Inc., 4.000% due 12/15/06 (b)                                  2,275,000
 50,000,000 B       CIENA Corp., 3.750% due 2/1/08                                             35,000,000
  7,500,000 B       Citrix Systems, Inc., zero coupon due 3/22/19                               3,206,250
 10,000,000 BB-     Comverse Technology, Inc., 1.500% due 12/1/05                               8,462,500
  7,500,000 B-      DoubleClick, Inc., 4.750% due 3/15/06                                       6,609,375
 30,000,000 CCC+    i2 Technologies, Inc., 5.250% due 12/15/06                                 17,662,500
 12,500,000 NR      Manugistics Group, Inc., 5.000% due 11/1/07                                 6,234,375
 10,000,000 NR      Mercury Interactive Corp., 4.750% due 7/1/07                                9,025,000
 25,000,000 NR      Network Associates, Inc., zero coupon due 2/13/18                          12,093,750
  3,500,000 CCC+    ONI Systems Corp., 5.000% due 10/15/05 (b)                                  3,023,125
  5,000,000 NR      Rational Software Corp., 5.000% due 2/1/07                                  5,106,250
 15,000,000 B       Sanmina-SCI Corp., zero coupon due 9/12/20                                  6,187,500
---------------------------------------------------------------------------------------------------------
                                                                                              114,885,625
---------------------------------------------------------------------------------------------------------
                    TOTAL CONVERTIBLE BONDS
                    (Cost -- $222,887,347)                                                    191,229,825
---------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.4%
  2,466,397 BBB     Chase Commercial Mortgage Securities Corp., Series 2000-FL1A,
                      Class E, Floating Rate 3.220% due 12/12/13 (f)                            2,464,248
    435,738 BBB     Cityscape Home Equity Loan Trust, Series 1997-C, Class B1A,
                      Floating Rate 2.517% due 7/25/28                                            411,772
  2,000,000 BBB-    Contimortgage Home Equity Loan Trust, Series 1999-3, Class B,
                      7.000% due 12/25/29                                                       1,679,687
  3,000,000 AA      Countrywide Asset-Backed Certificates, Series 1999-2, Class MV1,
                      Floating Rate 1.857% due 5/25/29                                          2,981,609
  1,247,269 Baa3*   CS First Boston Mortgage Securities Corp., Series 2001-FL1A, Class E,
                      Floating Rate 3.634% due 12/5/12 (f)                                      1,246,857

                      See Notes to Financial Statements.

18 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


   FACE
  AMOUNT    RATING+                                 SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.4% (continued)
$ 4,790,270 Aaa*    Diversified Asset Securitization Holdings, Series 1A, Class A1,
                      Floating Rate 2.410% due 12/30/34 (h)                                   $     4,215,438
  2,306,855 NR      Guaranteed Residential Securities Trust, Series 1999-A, Class A,
                      Floating Rate 1.967% due 1/28/30 (f)                                          2,233,312
  7,000,000 A-      Highland Legacy Ltd. CLO, Series 1A, Class B2,
                      Floating Rate 3.207% due 6/1/11 (f)                                           6,103,125
  2,998,595 BBB     J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-FL1A,
                      Class F, Floating Rate 2.790% due 7/13/13 (f)                                 2,966,970
                    Paragon Residual Interest, Series 1999-R:
    656,701 NR       Class A, 9.790% due 5/15/05                                                      558,196
    140,573 NR       Class A2, 10.520% due 12/15/06                                                   119,487
    223,732 Baa2*   Saxon Asset Securities Trust, Series 1999-3, Class BF1A,
                      8.640% due 7/25/02                                                              223,516
                    Stanfield CLO, Ltd.:
  6,000,000 A3*      Series 1A, Class B1, Floating Rate 3.125% due 7/15/14                          3,720,000
  3,000,000 A3*      Series 2A, Class B1, Floating Rate 3.125% due 4/15/15 (f)                      1,830,000
  1,853,059 A2*     WMC Mortgage Loan Pass-Through Certificates, Series 1999-A,
                      Class M2, Floating Rate 2.920% due 10/15/29                                   1,843,521
-------------------------------------------------------------------------------------------------------------
                    TOTAL ASSET-BACKED SECURITIES
                    (Cost -- $37,736,026)                                                          32,597,738
-------------------------------------------------------------------------------------------------------------

CONTRACTS                                           SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.5%
Purchased Calls -- 0.4%
                    S&P 500 Index:
        500          Call @ $825, Expire 1/18/03                                                    3,005,000
      2,250          Call @ $900, Expire 1/18/03                                                    2,182,500
-------------------------------------------------------------------------------------------------------------
                                                                                                    5,187,500
-------------------------------------------------------------------------------------------------------------
Purchased Puts -- 0.1%
                    S&P 500 Index:
        500          Put @ $825, Expire 1/18/03                                                       389,000
        500          Put @ $875, Expire 1/18/03                                                       875,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    1,264,000
-------------------------------------------------------------------------------------------------------------
                    TOTAL PURCHASED OPTIONS
                    (Cost -- $16,996,250)                                                           6,451,500
-------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


19 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


   FACE
  AMOUNT                                                 SECURITY                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.8%
$43,267,000 Goldman, Sachs & Co., 1.050% due 1/2/03; Proceeds at maturity -- $43,269,524; (Fully collateralized by U.S. Treasury Bills and Notes, 0.000% to 3.500% due 4/24/03 to 11/15/06; Market value --
              $44,132,420) (h)                                                                                  $   43,267,000
 50,000,000 UBS PaineWebber Inc., 1.110% due 1/2/03; Proceeds at maturity -- $50,003,083; (Fully collateralized by U.S. Treasury Inflation Index Notes and Bonds, 3.375% to 3.625% due 1/15/07 to 4/15/28;
              Market value -- $51,000,235)                                                                          50,000,000
------------------------------------------------------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $93,267,000)                                                                                   93,267,000
------------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,551,027,717**)                                                                          $1,369,748,108
------------------------------------------------------------------------------------------------------------------------------

 +All ratings are by Standard & Poor's Rating Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(a)Non-income producing security.
(b)All or a portion of this security is on loan (See Note 8).
(c)All or a portion of this security is segregated as collateral for futures contracts and/or written call options.
(d)Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
(e)Security is currently in default.
(f)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g)Security is valued in accordance with fair valuation procedures.
(h)All or a portion of this security has been segregated for futures contracts commitments and/or written call options.
**Aggregate cost for Federal income tax purposes is $1,546,612,888.

  Abbreviation used in this schedule:
  ADR - American Depository Receipt.

   See page 21 for definitions of ratings.

 SCHEDULE OF OPTIONS WRITTEN                                   DECEMBER 31, 2002


                                                     STRIKE
CONTRACTS                                 EXPIRATION PRICE    VALUE
----------------------------------------------------------------------
   200    Affymetrix, Inc.                 2/22/03    $30   $  (7,000)
   200    Affymetrix, Inc.                 5/17/03     30     (30,500)
   570    Vertex Pharmacueticals Inc.      4/19/03     20     (65,550)
----------------------------------------------------------------------
          TOTAL CALL OPTIONS WRITTEN
          (Premiums received -- $278,081)                   $(103,050)
----------------------------------------------------------------------

                      See Notes to Financial Statements.


20 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic
                conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated
                categories.
BB,          -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
B, CCC          as predominantly speculative with respect to capacity to pay
and CC          interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk
                exposures to adverse conditions.
C            -- Bonds rated "C" are bonds on which no interest is being paid.
D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not be well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

21 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002


    ASSETS:
       Investments, at value (Cost -- $1,551,027,717)       $1,369,748,108
       Cash                                                            889
       Collateral for securities on loan (Note 8)              122,083,376
       Interest and dividends receivable                        14,956,575
       Receivable for Fund shares sold                           1,067,160
    ----------------------------------------------------------------------
       Total Assets                                          1,507,856,108
    ----------------------------------------------------------------------
    LIABILITIES:
       Payable for securities on loan (Note 8)                 122,083,376
       Payable for securities purchased                          2,519,896
       Payable for Fund shares purchased                         1,818,728
       Investment advisory fee payable                             654,981
       Payable to broker -- variation margin                       300,000
       Administration fee payable                                  238,175
       Distribution fees payable                                   214,855
       Written options, at value (Premiums received --
         $278,081) (Note 5)                                        103,050
       Accrued expenses                                            254,364
    ----------------------------------------------------------------------
       Total Liabilities                                       128,187,425
    ----------------------------------------------------------------------
    Total Net Assets                                        $1,379,668,683
    ----------------------------------------------------------------------
    NET ASSETS:
       Par value of shares of beneficial interest           $      115,363
       Capital paid in excess of par value                   1,758,859,555
       Undistributed net investment income                       1,420,771
       Accumulated net realized loss from security
         transactions, futures contracts and options          (196,611,947)
       Net unrealized depreciation of investments, futures
         contracts, options and foreign currencies            (184,115,059)
    ----------------------------------------------------------------------
    Total Net Assets                                        $1,379,668,683
    ----------------------------------------------------------------------
    Shares Outstanding:
       Class A                                                  59,721,894
    -----------------------------------------------------------------------
       Class B                                                  39,795,750
    -----------------------------------------------------------------------
       Class L                                                   8,397,807
    -----------------------------------------------------------------------
       Class O                                                   1,947,345
    -----------------------------------------------------------------------
       Class Y                                                   5,500,036
    -----------------------------------------------------------------------
    Net Asset Value:
       Class A (and redemption price)                               $11.99
    -----------------------------------------------------------------------
       Class B *                                                    $11.90
    -----------------------------------------------------------------------
       Class L **                                                   $11.94
    -----------------------------------------------------------------------
       Class O **                                                   $11.91
    -----------------------------------------------------------------------
       Class Y (and redemption price)                               $12.12
    -----------------------------------------------------------------------
    Maximum Public Offering Price Per Share:
       Class A (net asset value plus 5.26% of net asset
         value per share)                                           $12.62
    -----------------------------------------------------------------------
       Class L (net asset value plus 1.01% of net asset
         value per share)                                           $12.06
    -----------------------------------------------------------------------
       Class O (net asset value plus 1.01% of net asset
         value per share)                                           $12.03
    ----------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


22 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
   Interest                                                     $  76,458,354
   Dividends                                                       19,215,145
   Less: Foreign withholding tax                                     (118,549)
------------------------------------------------------------------------------
   Total Investment Income                                         95,554,950
------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                 8,651,985
   Distribution fees (Note 2)                                       7,560,579
   Administration fee (Note 2)                                      3,146,177
   Shareholder and system servicing fees                            1,645,335
   Custody                                                            158,437
   Shareholder communications                                         140,187
   Registration fees                                                   73,195
   Audit and legal                                                     59,688
   Trustees' fees                                                      25,126
   Other                                                               30,697
------------------------------------------------------------------------------
   Total Expenses                                                  21,491,406
------------------------------------------------------------------------------
Net Investment Income                                              74,063,544
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 4 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)     (132,092,264)
     Futures contracts                                            (12,004,710)
     Options purchased                                            (22,705,010)
     Options written                                                2,338,176
     Foreign currency transactions                                      1,310
------------------------------------------------------------------------------
   Net Realized Loss                                             (164,462,498)
------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
     Security transactions                                       (154,804,100)
     Foreign currency transactions                                      4,686
------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                       (154,799,414)
------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts, Options and
  Foreign Currencies                                             (319,261,912)
------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(245,198,368)
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


23 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,




                                                                        2002            2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $   74,063,544  $   81,257,684
   Net realized loss                                                 (164,462,498)    (32,436,303)
   Increase in net unrealized depreciation                           (154,799,414)   (125,389,073)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (245,198,368)    (76,567,692)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (75,995,328)    (91,905,765)
   Net realized gains                                                          --     (35,433,042)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (75,995,328)   (127,338,807)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                   229,080,398     491,096,831
   Net asset value of shares issued for reinvestment of dividends      57,265,607      98,355,460
   Cost of shares reacquired                                         (417,488,653)   (567,298,586)
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    (131,142,648)     22,153,705
-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (452,336,344)   (181,752,794)
NET ASSETS:
   Beginning of year                                                1,832,005,027   2,013,757,821
-------------------------------------------------------------------------------------------------
   End of year*                                                    $1,379,668,683  $1,832,005,027
-------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $1,420,771      $2,679,251
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


24 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the mean of the quoted bid and asked prices. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

25 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective January 1, 2001 and recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $763,529 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of SBFM. Pursuant to the sub-advisory agreement, SBAM is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays SBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of the Fund. This fee is paid monthly.

SBFM acts as Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Fund paid transfer agent fees of $1,296,092 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2002, SSB received brokerage commissions of $143,753.

There are maximum initial sales charges of 5.00%, 1.00% and 1.00% for Class A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Former Class C shareholders who held shares of the Fund and/or other Smith Barney mutual funds on June 12, 1998, will not incur the initial sales charge on Class L shares purchased before June 22, 2003. In addition, Class O shares are only open for purchase by former Class C shareholders. Former Class C shareholders will not incur the initial sales charge on Class O shares purchased before June 22, 2003.

26 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

For the year ended December 31, 2002, SSB received sales charges of approximately $323,000 and $285,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2002, CDSCs paid to SSB were approximately:

                                    Class A    Class B    Class L
-----------------------------------------------------------------
CDSCs                               $1,000     $595,000   $40,000
-----------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively.

For the year ended December 31, 2002, total Distribution Plan fees incurred were:

                                    Class A    Class B    Class L  Class O
---------------------------------------------------------------------------
Distribution Plan Fees              $1,969,573 $4,397,922 $996,936 $196,148
---------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------
Purchases                                $1,176,761,025
-------------------------------------------------------
Sales                                     1,411,012,131
-------------------------------------------------------

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-----------------------------------------------------
Gross unrealized appreciation           $  70,874,787
Gross unrealized depreciation            (247,739,567)
-----------------------------------------------------
Net unrealized depreciation             $(176,864,780)
-----------------------------------------------------

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

27 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).
At December 31, 2002, the Fund had the following open futures contracts:

                         # of                  Basis      Market     Unrealized
                       Contracts Expiration    Value      Value         Loss
--------------------------------------------------------------------------------
Purchased Contracts:
Nasdaq 100               500       3/03    $52,361,081 $49,350,000 $(3,011,081)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund held purchased call options with a total cost of $15,908,250 and purchased put options with a total cost of $1,088,000.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The following written call option transactions occurred during the year ended December 31, 2002:

                                                       Number of
                                                      Contracts      Premiums
 ------------------------------------------------------------------------------
 Options written, outstanding at December 31, 2001       1,915     $ 1,543,651
 Options written                                         1,470       1,725,081
 Options cancelled in closing purchase transactions     (1,875)     (2,493,490)
 Options expired                                          (540)       (497,161)
 ------------------------------------------------------------------------------
 Options written, outstanding at December 31, 2002         970     $   278,081
 ------------------------------------------------------------------------------

28 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

6. Forward Foreign Currency Contracts

The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At December 31, 2002, the Fund did not have any open forward foreign currency contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $118,693,142. The Fund received cash collateral amounting to $122,083,376 which was invested in the State Street Navigator Securities Lending Trust
Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $160,116.

9. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $158,881,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                       2009         2010
------------------------------------------------------------
Carryforward Amounts                $28,185,000 $130,696,000
------------------------------------------------------------

In addition, the Fund had $45,177,805 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

29 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

10.Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

--------------------------------------------------
Undistributed ordinary income       $   1,308,153
-------------------------------------------------
Accumulated capital losses           (158,880,991)
-------------------------------------------------
Unrealized depreciation              (176,689,149)
--------------------------------------------------


The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

--------------------------------------------------
Ordinary income                     $  75,995,328
Long term capital gains                        --
-------------------------------------------------
Total                               $  75,995,328
--------------------------------------------------

11.Shares of Beneficial Interest

At December 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                      Year Ended                   Year Ended
                                   December 31, 2002            December 31, 2001
                              --------------------------   --------------------------
                                 Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                     8,871,059   $ 117,168,891   19,503,671  $ 305,439,552
Shares issued on reinvestment   2,558,397      32,359,288    3,153,878     48,314,526
Shares reacquired             (12,102,662)   (153,108,265)  (9,373,712)  (144,622,259)
-------------------------------------------------------------------------------------
Net Increase (Decrease)          (673,206)  $  (3,580,086)  13,283,837  $ 209,131,819
--------------------------------------------------------------------------------------
Class B
Shares sold                     4,435,531   $  58,096,026    6,608,402  $ 100,863,633
Shares issued on reinvestment   1,617,336      20,426,440    2,913,951     44,569,396
Shares reacquired             (17,858,535)   (228,219,408) (26,259,504)  (405,880,494)
-------------------------------------------------------------------------------------
Net Decrease                  (11,805,668)  $(149,696,942) (16,737,151) $(260,447,465)
--------------------------------------------------------------------------------------
Class L
Shares sold                     3,773,626   $  48,641,801    5,023,489  $  77,085,218
Shares issued on reinvestment     276,265       3,461,445      230,575      3,484,332
Shares reacquired              (2,237,172)    (27,371,403)    (703,090)   (10,433,969)
-------------------------------------------------------------------------------------
Net Increase                    1,812,719   $  24,731,843    4,550,974  $  70,135,581
--------------------------------------------------------------------------------------
Class O
Shares sold                        35,141   $     453,604       51,064  $     792,407
Shares issued on reinvestment      80,792       1,018,434      130,154      1,987,206
Shares reacquired                (524,840)     (6,577,213)    (407,153)    (6,171,875)
-------------------------------------------------------------------------------------
Net Decrease                     (408,907)  $  (5,105,175)    (225,935) $  (3,392,262)
--------------------------------------------------------------------------------------
Class Y
Shares sold                       377,514   $   4,720,076      430,454  $   6,916,021
Shares reacquired                (180,650)     (2,212,364)     (11,339)      (189,989)
-------------------------------------------------------------------------------------
Net Increase                      196,864   $   2,507,712      419,115  $   6,726,032
--------------------------------------------------------------------------------------

30 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                      2002/(1)/    2001/(1)/    2000/(1)/    1999/(1)/    1998/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $14.56       $16.19       $18.07       $21.38       $22.19
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/           0.64         0.70         0.83         0.54         0.33
  Net realized and unrealized
   gain (loss)/(2)/                   (2.55)       (1.27)        0.29         0.50         1.00
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations   (1.91)       (0.57)        1.12         1.04         1.33
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.66)       (0.78)       (0.77)       (0.49)       (0.25)
  Net realized gains                     --        (0.28)       (2.23)       (3.86)       (1.89)
----------------------------------------------------------------------------------------------------
Total Distributions                   (0.66)       (1.06)       (3.00)       (4.35)       (2.14)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $11.99       $14.56       $16.19       $18.07       $21.38
----------------------------------------------------------------------------------------------------
Total Return                         (13.25)%      (3.65)%       6.48%        5.37%        6.20%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)  $   716      $   879      $   763      $   667      $   896
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.15%        1.08%        1.09%        1.12%        1.12%
  Net investment income/(2)/           4.95         4.50         4.71         2.63         1.48
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  77%          85%          73%          93%          43%
----------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.56%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

31 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                      2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $14.44    $16.05    $17.94    $21.26    $22.17
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/           0.56      0.60      0.73      0.41      0.22
  Net realized and unrealized
   gain (loss)/(2)/                   (2.52)    (1.24)     0.28      0.52      0.99
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations   (1.96)    (0.64)     1.01      0.93      1.21
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.58)    (0.69)    (0.67)    (0.39)    (0.23)
  Net realized gains                     --     (0.28)    (2.23)    (3.86)    (1.89)
-------------------------------------------------------------------------------------
Total Distributions                   (0.58)    (0.97)    (2.90)    (4.25)    (2.12)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year         $11.90    $14.44    $16.05    $17.94    $21.26
-------------------------------------------------------------------------------------
Total Return                         (13.69)%   (4.14)%    5.87%     4.85%     5.64%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $474      $745    $1,097    $1,709    $3,110
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.63%     1.62%     1.61%     1.63%     1.61%
  Net investment income/(2)/           4.40      3.94      4.19      2.02      0.99
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                  77%       85%       73%       93%       43%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.00%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

32 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares            2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year        $14.48    $16.08    $17.97    $21.29     $23.06
------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
   income/(3)/               0.54      0.56      0.66      0.40       0.06
  Net realized and
   unrealized gain
   (loss)/(3)/              (2.54)    (1.24)     0.30      0.48      (0.01)
------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                (2.00)    (0.68)     0.96      0.88       0.05
------------------------------------------------------------------------------
Less Distributions From:
  Net investment income     (0.54)    (0.64)    (0.62)    (0.34)     (0.00)*
  Net realized gains           --     (0.28)    (2.23)    (3.86)     (1.82)
------------------------------------------------------------------------------
Total Distributions         (0.54)    (0.92)    (2.85)    (4.20)     (1.82)
------------------------------------------------------------------------------
Net Asset Value, End of
  Year                     $11.94    $14.48    $16.08    $17.97     $21.29
------------------------------------------------------------------------------
Total Return               (13.90)%   (4.35)%    5.58%     4.60%      0.36%++
------------------------------------------------------------------------------
Net Assets, End of Year
  (millions)              $   100   $    95   $    33   $    23        $25
------------------------------------------------------------------------------
Ratios to Average Net
  Assets:
  Expenses                   1.91%     1.88%     1.87%     1.88%      1.82%+
  Net investment
   income/(3)/               4.24      3.73      3.91      1.93       0.55+
------------------------------------------------------------------------------
Portfolio Turnover Rate        77%       85%       73%       93%        43%
------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from June 15, 1998 (inception date) to December 31, 1998.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.79%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

33 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares                                2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $14.45    $16.07    $17.95    $21.28      $22.18
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                     0.57      0.61      0.74      0.42        0.23
  Net realized and unrealized gain
   (loss)/(3)/                                  (2.53)    (1.26)     0.29      0.51        0.99
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.96)    (0.65)     1.03      0.93        1.22
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.58)    (0.69)    (0.68)    (0.40)      (0.23)
  Net realized gains                               --     (0.28)    (2.23)    (3.86)      (1.89)
--------------------------------------------------------------------------------------------------
Total Distributions                             (0.58)    (0.97)    (2.91)    (4.26)      (2.12)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $11.91    $14.45    $16.07    $17.95      $21.28
--------------------------------------------------------------------------------------------------
Total Return                                   (13.67)%   (4.16)%    5.97%     4.83%       5.69%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $    23   $    34   $    41   $    60     $   109
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.60%     1.60%     1.58%     1.60%       1.59%
  Net investment income/(3)/                     4.46      3.97      4.22      2.05        1.02
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            77%       85%       73%       93%         43%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed as Class O shares.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.03%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

34 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                                2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $14.71    $16.36    $18.22    $21.49    $22.24
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                     0.70      0.75      0.90      0.64      0.40
  Net realized and unrealized gain
   (loss)/(2)/                                  (2.58)    (1.28)     0.28      0.48      1.01
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.88)    (0.53)     1.18      1.12      1.41
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.71)    (0.84)    (0.81)    (0.53)    (0.27)
  Net realized gains                               --     (0.28)    (2.23)    (3.86)    (1.89)
-----------------------------------------------------------------------------------------------
Total Distributions                             (0.71)    (1.12)    (3.04)    (4.39)    (2.16)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $12.12    $14.71    $16.36    $18.22    $21.49
-----------------------------------------------------------------------------------------------
Total Return                                   (12.90)%   (3.33)%    6.81%     5.72%     6.56%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $    67   $    78   $    80   $    86   $    77
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.77%     0.77%     0.77%     0.77%     0.76%
  Net investment income/(2)/                     5.33      4.80      5.05      3.08      1.82
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            77%       85%       73%       93%       43%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 4.86%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

35 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premium Total Return Fund of Smith Barney Income Funds ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 12, 2003

36 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers
The business and affairs of the Smith Barney Premium Total Return Fund ("Fund") are managed under the direction of the Smith Barney Income Funds' ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                      Number of
                                                                                                    Portfolios in
                                               Term of Office*                                      Fund Complex        Other
                              Position(s) Held  and Length of         Principal Occupation(s)        Overseen by    Trusteeships
Name, Address and Age            with Fund       Time Served          During Past Five Years           Trustee     Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:
Lee Abraham                       Trustee           Since      Retired; Former Chairman and CEO           28       Signet Group PLC
13732 LeHavre Drive                                 1993       of Associated Merchandising
Frenchman's Creek                                              Corp., a major retail merchandising
Palm Beach Gardens, FL 33410                                   organization; former Trustee of
Age 75                                                         Galey & Lord, Liz Clairborne, R.G.
                                                               Barry Corporation and eNote.Com
                                                               Inc.

Allan J. Bloostein                Trustee           Since      President of Allan Bloostein               35       Taubman
27 West 67th Street, Apt. 5FW                       1985       Associates, a consulting firm; former               Centers Inc.
New York, NY 10023                                             Director of CVS Corporation
Age 72

Jane F. Dasher                    Trustee           Since      Controller of PBK Holdings Inc., a         28             None
Korsant Partners                                    1999       family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley                   Trustee           Since      Retired                                    19             None
3668 Freshwater Drive                               1999
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.            Trustee           Since      Retired; former Head of the New            28             None
2751 Vermont Route 140                              1985       Atlanta Jewish Community High
Poultney, VT 05764                                             School
Age 61

Dr. Paul Hardin                   Trustee           Since      Professor of Law & Chancellor              36             None
12083 Morehead                                      1999       Emeritus at the University of
Chapel Hill, NC 27514-8426                                     North Carolina
Age 71

Roderick C. Rasmussen             Trustee           Since      Investment Counselor                       28             None
9 Cadence Court                                     1999
Morristown, NJ 07960
Age 76

John P. Toolan                    Trustee           Since      Retired                                    28       Trustee John
7202 Southeast Golf Ridge Way                       1999                                                           Hancock Funds
Hobe Sound, FL 33455
Age 72

37 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

                                                                                                        Number of
                                                                                                      Portfolios in
                                                Term of Office*                                       Fund Complex        Other
Name, Address and           Position(s) Held     and Length of         Principal Occupation(s)         Overseen by    Trusteeships
Age                            with Fund          Time Served          During Past Five Years            Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee:
R. Jay Gerken**          Chairman,                   Since      Managing Director of Salomon Smith         227            None
SSB                      President and               2002       Barney Inc. ("SSB"); Chairman,
399 Park Avenue          Chief Executive                        President and Chief Executive Officer
4th Floor                Officer                                of Smith Barney Fund Management
New York, NY 10022                                              LLC ("SBFM"), Travelers Investment
Age 51                                                          Adviser, Inc. ("TIA") and Citi Fund
                                                                Management Inc.

Officers:
Lewis E. Daidone         Senior Vice President       Since      Managing Director of SSB; former           N/A            N/A
SSB                      and Chief                   1995       Chief Financial Officer and Treasurer
125 Broad Street         Administrative Officer                 of mutual funds affiliated with
11th Floor                                                      Citigroup Inc.; Director and Senior
New York, NY 10004                                              Vice President of SBFM and TIA
Age 45

Ross S. Margolies        Investment Officer          Since      Managing Director of Salomon               N/A            N/A
SBAM                                                 1999       Brothers Asset Management Inc
399 Park Avenue                                                 ("SBAM")
7th Floor
New York, NY 10022
Age 43

Mark J.                  Investment Officer          Since      Managing Director of SBAM; former          N/A            N/A
McAllister SBAM 399                                  2002       Executive Vice President of PJLW
Park Avenue 7th                                                 Capital Mgt. Inc. from March 1998
Floor New York, NY                                              to May 1999; prior to March 1998,
10022 Age 40                                                    Vice President of Cohen & Steers
                                                                Capital Mgt., Inc.

Frances M. Guggino       Controller                  Since      Vice President of Citigroup Asset          N/A            N/A
SSB                                                  2002       Management
125 Broad Street
10th Floor
New York, NY 10004
Age 44

Christina T. Sydor       Secretary                   Since      Managing Director of SSB; General          N/A            N/A
SSB                                                  1995       Counsel and Secretary of SBFM
300 First Stamford Place                                        and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 *Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

38 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:
  . A corporate dividends received deduction of 12.26%.
  . A total of 1.43% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

39 Smith Barney Premium Total Return Fund | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                           PREMIUM TOTAL RETURN FUND




TRUSTEES                     INVESTMENT ADVISER
Lee Abraham                  Smith Barney Fund Management LLC
Allan J. Bloostein
Jane F. Dasher               DISTRIBUTOR
Donald R. Foley              Salomon Smith Barney Inc.
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.       CUSTODIAN
Dr. Paul Hardin              State Street Bank and
Roderick C. Rasmussen          Trust Company
John P. Toolan
                             TRANSFER AGENT
OFFICERS                     Citicorp Trust Bank, fsb.
R. Jay Gerken                125 Broad Street, 11th Floor
President and                New York, New York 10004
Chief Executive Officer
                             SUB-TRANSFER AGENT
Lewis E. Daidone             PFPC Global Fund Services
Senior Vice President and    P.O. Box 9699
Chief Administrative Officer Providence, Rhode Island
                             02940-9699
Ross S. Margolies
Investment Officer

Mark J. McAllister
Investment Officer

Frances M. Guggino
Controller

Christina T. Sydor
Secretary

   Smith Barney Premium Total Return Fund




 This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Premium Total Return Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIUM TOTAL RETURN FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0420 2/03                                                            03-4508